EXHIBIT 10.2

                              BUILDING BLOCKS, INC.
                               1720 Post Road East
                           Westport, Connecticut 06880


                                 January 7, 1997

Mr. Steven E. Glass
1720 Post Road East
Westport, Connecticut 06880

Dear Steven:

            This will confirm the following amendment to your Employment Agreement dated as of April 1, 1996, upon which we have mutually agreed.

            Section 1 is hereby amended to read as follows: "Position - Employee of the Company with such title as the parties shall mutually agree upon.

            This will also confirm our mutual agreement that you shall have the right, upon notice to us to resign as an officer of Building Blocks, Inc. but shall continue in its employ as Manager of Operations, which position shall entail responsibilities and duties commensurate with those you are presently exercising.

            Kindly indicate your agreement to the foregoing by countersigning the enclosed copy of this letter.

                                    Very truly yours,

                                    BUILDING BLOCKS, INC.


                              By:   /s/ KEVIN R. GREENE
                                    --------------------------------------------
                                    Kevin R. Greene, Authorized Signatory

ACCEPTED AND AGREED:



/s/ STEVEN E. GLASS
-----------------------------
Steven E. Glass